OELSCHLAGER INVESTMENTS

TOWPATH TECHNOLOGY FUND
Ticker: TOWTX
Institutional Share Class

oelschlagerinvestments.com

SUMMARY PROSPECTUS

March 30, 2023

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund at https://oelschlagerinvestments.com. You can also get this information at no cost by calling 1-877-593-8637, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus dated March 30, 2023, and statement of additional information, dated March 30, 2023, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TOWPATH TECHNOLOGY FUND SUMMARY

INVESTMENT OBJECTIVE:

The Towpath Technology Fund (the "Fund") the Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Share Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.76%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses	2.48%
Fee Waiver and/or Expense Reimbursement (2)	(1.36)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) The Fund's Adviser (defined below) has contractually agreed to reduce its fees and to reimburse expenses, at least through March 31, 2024, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.10% of the Fund's average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's Adviser.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as those reflected in the above fee table. The Example assumes the impact of the fee waiver in 1 Year example. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$642	$1,198	$2,713

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended November 30, 2022, the Fund’s portfolio turnover rate was 13.08%.

PRINCIPAL INVESTMENT STRATEGY:

Oelschlager Investments, LLC (the "Adviser") seeks to achieve the Fund's investment objective by investing primarily in U.S. equity securities but may also hold shares of foreign companies either directly or through American Depository Receipts ("ADRs"). Companies in which the Fund invests may be of any capitalization size. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in common stocks of technology-related companies. The Fund may meet this objective by directly investing in equity securities, or by investing in other investment companies, including exchange-traded funds ("ETFs"), that invest primarily in equity securities.

The Fund defines technology-related companies as companies that develop, manufacture, or distribute technology, communications and Internet-related products and services, including, computer hardware and software, communications hardware and software, semiconductors, business services, and, media and Internet-related services.

The Fund's portfolio typically consists of 25-40 securities, primarily within the technology sector.  The Adviser emphasizes the long-term merits of an investment candidate rather than short-term trading factors, and generally keeps cash in the Fund low.  In choosing securities for the Fund, the Adviser employs the following analyses:

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Market Analysis: The Adviser takes a broad view of the market and economy, which informs the Adviser's determination of how aggressive or cautious to be and which sectors and industries to focus on.

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Sector Analysis: Sector selection is based on considerations such as macroeconomic and market analysis, competitive dynamics, trend in capacity, valuation, sentiment, management behavior, substitutability, growth potential, and market anomalies.

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Quantitative Analysis: This includes a company's valuation metrics (such as free cash flow yield, price/earnings, price/sales), as well as various aspects of the company's financial statements, such as how it is deploying its capital, trends in its capitalization structure, and its profitability.

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Qualitative Analysis: The Adviser assesses the fundamentals of the company's business, generally favoring those with barriers to entry, pricing power, network effects, limited competition, lock-in effects, – attributes that create sustainable competitive advantages.  Often the Adviser invests in such companies when they are out of favor for short-term reasons.

In general, the Fund sells a security when the price rises to a level that the adviser believes exceeds the long-term risk-reward or when the fundamentals of a company deteriorate but are not reflected by a commensurate adjustment in the stock price.

The Fund is non-diversified, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is risk that you could lose money through your investment in the Fund. Investing in the Fund can result in a loss of some or all amounts invested.

ADR Risk: In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued.

Equity Risk: Equity security values held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of the securities participate or other factors relating to the companies.

Foreign Securities Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Investment Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit to a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large-Capitalization Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management Risk: The Fund is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will achieve its investment objective. The Adviser may fail to select investments that do not perform as anticipated by the Adviser. The Fund could lose value or its investment results could lag relevant benchmarks or other funds with similar objectives.

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Market and Geopolitical Risk:  Market risk includes the possibility that the Fund’s investments will decline in value because of a downturn in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Non-Diversification Risk: The Fund's portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Small- and Mid-Capitalization Stock Risk: The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

Underlying Fund Risk: Other investment companies including ETFs ("Underlying Funds") in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks.  Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

COVID-19 Risk: An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

PERFORMANCE:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index.  You should be aware that the

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Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting https://www.oelschlagerinvestments.com or by calling 877-593-8637.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	March 31, 2021	8.30%
Worst Quarter:	June 30, 2022	-9.39%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2022)

	One Year	Since Inception
Return before taxes	-15.95%	0.22%
Return after taxes on distributions	-16.06%	0.01%
Return after taxes on distributions and sale of Fund shares	-9.36%	0.12%
S&P 500 Equal Weight Information Technology Index	-24.22%	-1.16%
S&P 500 Index**	-18.11%	2.67%

Inception date is December 31, 2020

* Effective March 30, 2023, the S&P 500 Equal Weight Information Technology Index (EWIT) replaced the S&P 500 Index as the primary benchmark for the Fund. The S&P 500 Equal Weight Information Technology Index imposes equal weights on the constituents of the S&P 500 information technology sector. This index more accurately reflects the types of securities that are generally held by the Fund. If expenses were deducted, the actual returns of an index would be lower. Investors cannot invest directly in an index.

** The S&P 500 Index is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”).  The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

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INVESTMENT ADVISER:

Oelschlager Investments, LLC is the Fund’s investment adviser.

PORTFOLIO MANAGER:

Mark Oelschlager, CFA – Mr. Oelschlager has been the portfolio manager of the Fund since its inception in December 2019. He founded Oelschlager Investments in 2019 and serves as the firm's President and Chief Investment Officer. Prior to founding Oelschlager Investments, Mr. Oelschlager was Co-Chief Investment Officer at Oak Associates, ltd. and Portfolio Manager of several funds, which included: Sole Portfolio Manager of Pin Oak Equity from June 2006 – January 2019; Sole Portfolio Manager of Red Oak Technology Select from April 2006 - January 2019.

PURCHASE AND SALE OF FUND SHARES:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may redeem shares by written request, telephone or through a financial intermediary.

Minimum initial investment: $2,000; $50 subsequent investments; with an Automatic Investment Plan, $1,000 minimum initial investment; $50 subsequent investments.

However, the Fund or the adviser may waive any minimum investment requirement at its discretion.

TAX INFORMATION:

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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